As filed with the Securities and Exchange Commission on October 19, 2001
                                                    Registration No. 333-_______
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               -------------------

                              ENGELHARD CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                                      22-1586002
(State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                    Identification Number)

   101 Wood Avenue, Iselin, New Jersey                            08830
(Address of principal executive offices)                       (Zip Code)

    ENGELHARD CORPORATION STOCK OPTION PLAN OF 1999 FOR CERTAIN KEY EMPLOYEES
                            (Full title of the plan)
                               -------------------
                             ARTHUR A. DORNBUSCH, II
                  Vice President, General Counsel and Secretary
                              Engelhard Corporation
                                 101 Wood Avenue
                                Iselin, NJ 08830
                                 (732) 205-5000
                     (Name, address (including zip code) and
               telephone number (including area code) of agent for
                          service in the United States)

                                 With copies to:
                               John Schuster, Esq.
                             Cahill Gordon & Reindel
                                 80 Pine Street
                          New York, New York 10005-1702
                               -------------------

                         CALCULATION OF REGISTRATION FEE


=========================================================================================================================
  Title of Securities to      Amount to be        Proposed Maximum          Proposed Maximum             Amount of
      be Registered          Registered(1)       Offering Price Per     Aggregate Offering Price(2)   Registration Fee(2)
                                                      Share(2)
-------------------------------------------------------------------------------------------------------------------------
Common Stock,
($1.00 par value)(3)        3,000,000 Shares           $25.28                   $75,840,000               $18,960.00

=========================================================================================================================

(1) Includes an indeterminate number of securities that may be issuable by reason of stock splits, stock dividends or similar transactions, in accordance with Rule 416 under the Securities Act of 1933, as amended (the "Act").

(2) Estimated solely for purposes of calculating the registration fee. Pursuant to Rules 457(c) and 457(h) under the Act, the registration fee has been calculated based on the average of the high and low sale prices reported for the common stock of Engelhard Corporation on October 17, 2001, which was $25.28 per share, as reported on the New York Stock Exchange.

(3)  Includes Rights associated with the Common Stock.

     A registration statement on Form S-8 (File No. 333-39570) was filed with the Securities and Exchange Commission (the "Commission") on June 19, 2000 covering, among other things, the registration of 2,500,000 shares authorized for issuance under the Company's Stock Option Plan of 1999 for Certain Key Employees (the "Stock Option Plan"). Pursuant to General Instruction E of Form S-8, this Registration Statement is being filed to register an additional 3,000,000 shares under the Stock Option Plan. Pursuant to such Instruction E, the contents of the registration statement on Form S-8 (File No. 333-39570) is incorporated herein by reference. The current registration of 3,000,000 shares will increase the number of shares registered under the Stock Option Plan from 2,500,000 shares to 5,500,000 shares.

================================================================================

          PART I. INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS.

ITEM 1.  PLAN INFORMATION

     Engelhard Corporation (the "Company") has prepared this Registration Statement in accordance with the requirements of Form S-8 under the Securities Act of 1933, as amended (the "Act"), to register an additional 3,000,000 shares of common stock, $1.00 par value (the "Common Stock"), of the Company issuable pursuant to the Stock Option Plan.

     The documents containing the information specified in Part I of Form S-8 will be sent or given to participants in the Stock Option Plan as specified by Rule 428(b)(1) promulgated by the Commission under the Act. Such document(s) are not being filed with the Commission, but constitute (along with the documents incorporated by reference into this Registration Statement pursuant to Item 3 of
Part II hereof) a prospectus that meets the requirements of Section 10(a) of the Act.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

     Upon written or oral request, any of the documents incorporated by reference in Item 3 of Part II of this Registration Statement (which documents are incorporated by reference in the Section 10(a) prospectus), other documents required to be delivered to eligible participants pursuant to Rule 428(b) or additional information about the Stock Option Plan and its administrator are available without charge by contacting:

                              Engelhard Corporation
                                 101 Wood Avenue
                            Iselin, New Jersey 08830
                         Attention: Corporate Secretary
                              Phone: (732) 205-5000


     PART II. INFORMATION REQUIRED IN THE REGISTRATION STATEMENT.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the Registrant with the Commission are hereby incorporated by reference in this Registration Statement:

          (1) The Registrant's Annual Report on Form 10-K for the year ended December 31, 2000;

          (2) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001;

          (3) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001;

          (4) The Registrant's Annual Report on Form 10-K/A for the year ended December 31, 2000;

          (5) The section entitled "Description of Capital Stock" contained in the Registrant's Amendment No. 4 to the Registration Statement on Form S-3 (File No. 333-73185), filed on May 18, 1999.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

     The class of securities offered is registered under Section 12 of the Exchange Act.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     None.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the General Corporation Law of the State of Delaware, as amended July 1, 1997 ("Section 145") empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorneys' fees), judgments, fines and/or amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 145 further provides that to the extent that a present or former director or officer of a corporation has been successful in the defense of any action, or any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith. Section 145 also states that the indemnification provided for in such Section shall not be deemed exclusive of any other rights to which the indemnified party may be entitled and empowers the corporation to purchase and maintain insurance on behalf of directors, officers, employees and agents of the corporation against any liability asserted against such person or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145.

     Articles NINTH and TENTH of the Registrant's Restated Certificate of Incorporation provide that to the fullest extent permitted by Delaware law, no director of the Registrant will be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as a director. In accordance with Delaware law, the Registrant's Restated Certificate of Incorporation provides that the directors will be liable to the Registrant, (i) for any breach of the director's duty of loyalty to the Registrant or its shareholders, (ii) for acts or omis-sions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) in respect of certain unlawful dividend payments, stock redemptions or repurchases, or (iv) for any transaction from which the director derived an improper personal benefit. The effect of the provision in the Restated Certificate of Incorporation is to eliminate the rights of the Registrant and its shareholders (including through shareholders' derivative suits on behalf of the Registrant) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described in clauses (i) through (iv) above. These provisions do not alter the liability of directors under federal securities laws. In addition, the Registrant maintains officers' and directors' liability insurance for the benefit of its officers and directors.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

     The following exhibits are filed as a part of this Registration Statement:

4.1 Restated Certificate of Incorporation (incorporated by reference to the Registrant's Form 10, as amended on Form 8-K filed with the Securities and Exchange Commission on May 19, 1981).

4.2 By-Laws as amended September 17, 1981 (incorporated by reference to the Registrant's Form 10-Q for the quarter ended September 30, 1981).

4.3 Certificate of Amendment to the Restated Certificate of Incorporation (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 1987).

4.4 Article XVII of the Registrant's By-Laws as amended on May 2, 1988 (incorporated by reference to the Registrant's Form 8-K filed with the Securities and Exchange Commission on May 21, 1988).

4.5 Certificate of Amendment to the Restated Certificate of Incorporation (incorporated by reference to the Registrant's Form 10-Q for the quarter ended March 31, 1993).

4.6 Certificate of Amendment to the Restated Certificate of Incorporation (incorporated by reference to the Registrant's Form 10-Q for the quarter ended March 31, 1996).

4.7 By-Laws as amended June 12, 1997 (incorporated by reference to the Registrant's Form 10-Q for the quarter ended June 30, 1997).

4.8 Form of Rights Agreement dated as of October 1, 1998 between the Registrant and ChaseMellon Shareholder Services, LLC (filed as Exhibit 1 to Registration Statement on Form 8-A filed October 29, 1998 and incorporated herein by reference).

4.9 Article II of the Registrant's By-Laws as amended December 17, 1998 (incorporated by reference to the Registrant's Form S-8 filed with the Securities and Exchange Commission on January 29, 1999).

4.10 Article II, Section 8 of the By-Laws of the Registrant as amended March 1, 2001 (incorporated by reference to the Registrant's Form 10-K for the year ended December 31,
     2000).

4.11 Engelhard Corporation Stock Option Plan of 1999 for Certain Key Employees (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 1999).

4.12 Amendment to Engelhard Corporation Stock Option Plan of 1999 For Certain Key Employees (non section 16 (B) Officers), effective February 1, 2001 (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 2000).

4.13 Amendment to Engelhard Corporation Stock Option Plan of 1999 For Certain Key Employees (Non Section 16 (B) Officers), effective March 1, 2001 (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 2000).

5    Opinion of Cahill Gordon & Reindel.

23.1 Consent of Arthur Andersen LLP.

23.2 Consent of PricewaterhouseCoopers LLP.

23.3 Consent of Cahill Gordon & Reindel - contained in the opinion filed as
     Exhibit 5.

24   Powers of Attorney from Directors.

ITEM 9.  UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by section 10(a)(3) of the Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Iselin, State of New Jersey, on October 8, 2001.

                                    ENGELHARD CORPORATION



                                    By: /s/ Barry W. Perry
                                        ----------------------------------------
                                        Barry W. Perry
                                        Chairman and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                   Title                                            Date
---------                                   -----                                            ----

/s/ Barry W. Perry                          Chairman, Chief Executive Officer and Director   October 8, 2001
---------------------------------           (Principal Executive Officer)
Barry W. Perry

/s/ Michael A. Sperduto                     Vice President, Chief Financial Officer and      October 9, 2001
---------------------------------           Chief Accounting Officer (Principal Accounting
Michael A. Sperduto                         Officer)


*                                           Director                                         October 9, 2001
---------------------------------
Marion H. Antonini

*                                           Director                                         October 9, 2001
---------------------------------
James V. Napier

*                                           Director                                         October 9, 2001
---------------------------------
Norma T. Pace

*                                           Director                                         October 9, 2001
---------------------------------
Reuben F. Richards

*                                           Director                                         October 9, 2001
---------------------------------
Henry R. Slack

*                                           Director                                         October 9, 2001
---------------------------------
Orin R. Smith

                                      S-2


*                                           Director                                         October 9, 2001
---------------------------------
Douglas G. Watson

-----------------------

* The undersigned, by signing his name hereto, does hereby sign this Registration Statement on behalf of each of the above-indicated directors of the Registrant pursuant to powers of attorney, executed on behalf of each such director.


                                          By:  /s/ Arthur A. Dornbusch, II
                                               ---------------------------------
                                               Arthur A. Dornbusch, II
                                               Attorney-in-fact

                                INDEX TO EXHIBITS


Exhibit

4.1 Restated Certificate of Incorporation (incorporated by reference to the Registrant's Form 10, as amended on Form 8-K filed with the Securities and Exchange Commission on May 19, 1981).

4.2 By-Laws as amended September 17, 1981 (incorporated by reference to the Registrant's Form 10-Q for the quarter ended September 30, 1981).

4.3 Certificate of Amendment to the Restated Certificate of Incorporation (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 1987).

4.4 Article XVII of the Registrant's By-Laws as amended on May 2, 1988 (incorporated by reference to the Registrant's Form 8-K filed with the Securities and Exchange Commission on May 21, 1988).

4.5 Certificate of Amendment to the Restated Certificate of Incorporation (incorporated by reference to the Registrant's Form 10-Q for the quarter ended March 31, 1993).

4.6 Certificate of Amendment to the Restated Certificate of Incorporation (incorporated by reference to the Registrant's Form 10-Q for the quarter ended March 31, 1996).

4.7 By-Laws as amended June 12, 1997 (incorporated by reference to the Registrant's Form 10-Q for the quarter ended June 30, 1997).

4.8 Form of Rights Agreement dated as of October 1, 1998 between the Registrant and ChaseMellon Shareholder Services, LLC (filed as Exhibit 1 to Registration Statement on Form 8-A filed October 29, 1998 and incorporated herein by reference).

4.9 Article II of the Registrant's By-Laws as amended December 17, 1998 (incorporated by reference to the Registrant's Form S-8 filed with the Securities and Exchange Commission on January 29, 1999).

4.10 Article II, Section 8 of the By-Laws of the Registrant as amended March 1, 2001 (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 2000).

4.11 Engelhard Corporation Stock Option Plan of 1999 for Certain Key Employees (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 1999).

4.12 Amendment to Engelhard Corporation Stock Option Plan of 1999 For Certain Key Employees (non section 16 (B) Officers), effective February 1, 2001 (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 2000).

4.13 Amendment to Engelhard Corporation Stock Option Plan of 1999 For Certain Key Employees (Non Section 16 (B) Officers), effective March 1, 2001 (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 2000).

5    Opinion of Cahill Gordon & Reindel.

23.1 Consent of Arthur Andersen LLP.

23.2 Consent of PricewaterhouseCoopers LLP.

23.3 Consent of Cahill Gordon & Reindel - contained in the opinion filed as
     Exhibit 5.

24   Powers of Attorney from Directors.

                                                                       Exhibit 5

                     [Letterhead of Cahill Gordon & Reindel]


                                October 19, 2001


                                                                  (212) 701-3000

Engelhard Corporation
101 Wood Avenue
Iselin, New Jersey  08830

Gentlemen:

     We have acted as counsel to Engelhard Corporation, a Delaware corporation (the "Company"), in connection with the filing of a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), relating to the registration pursuant to the provisions of the Act of 3,000,000 shares of common stock, $1.00 par value (the "Common Stock") of the Company, which are issuable pursuant to options (the "Options") granted and to be granted pursuant to the Company's Stock Option Plan of 1999 for Certain Key Employees (the "Stock Option Plan").

     We advise you that, in our opinion, upon the issuance of Common Stock pursuant to a duly granted Option in accordance with its terms and the terms of the Stock Option Plan, and upon payment to the Company of the Option exercise price for such Common Stock in accordance therewith, the Common Stock so issued will be legally issued, fully paid and non-assessable.

     We consent to the filing of this opinion as an exhibit to the Registration Statement. In giving such consent, we do not consider that we are "experts" within the meaning of such term as used in the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

                                    Very truly yours,


                                    Cahill Gordon Reindel

                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 2001 on Engelhard Corporation and Subsidiaries' consolidated financial statements as of and for the years ended December 31, 2000 and 1999 included in Engelhard Corporation and Subsidiaries' Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP

New York, New York
October 19, 2001

                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 1999 relating to the consolidated financial statements of Engelhard Corporation and Subsidiaries, as of and for the year ended December 31, 1998, which appears in Engelhard Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.



PRICEWATERHOUSECOOPERS LLP

New York, New York
October 19, 2001

                                                                      Exhibit 24

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Barry
W. Perry, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on October 4, 2001.



                                  /s/ Marion H. Antonini
                                  ---------------------------
                                  Marion H. Antonini

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Barry
W. Perry, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on October 4, 2001.



                                       /s/ James V. Napier
                                       ------------------------
                                       James V. Napier

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Barry
W. Perry, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on October 4, 2001.



                                        /s/ Norma T. Pace
                                        -----------------------
                                        Norma T. Pace

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Barry
W. Perry, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on October 4, 2001.



                                     /s/ Reuben F. Richards
                                     ---------------------------
                                     Reuben F. Richards

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Barry
W. Perry, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on October 4, 2001.



                                   /s/ Henry R. Slack
                                   ----------------------------
                                   Henry R. Slack

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Barry
W. Perry, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on October 4, 2001.



                                       /s/ Orin R. Smith
                                       --------------------------
                                       Orin R. Smith

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Barry
W. Perry, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on October 4, 2001.



                                      /s/ Douglas G. Watson
                                      --------------------------
                                      Douglas G. Watson